BLACKROCK FUNDS II

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund

BlackRock Emerging Markets Bond Fund

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Emerging Markets Local Currency Bond Fund

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock U.S. Government Bond Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 18, 2018

to the Summary Prospectuses and the Prospectuses of each Fund, as amended or supplemented to date

The Board of Trustees (the “Board”) of BlackRock Funds II, a Massachusetts business trust (the “Trust”), has approved an Agreement and Plan of Reorganization (the “Plan”) with respect to each Fund, pursuant to which the Fund will reorganize into a newly created series of a newly organized Massachusetts business trust (the “New Trust” and its series, the “New Funds”). This reorganization with respect to each Fund (each, a “Reorganization”) is expected to close on or about September 17, 2018. Each Reorganization is not subject to approval by shareholders of the applicable Fund.

Each New Fund will have the same investment objective, strategies and policies, investment adviser and, as applicable, sub-adviser, portfolio management team and service providers as the corresponding Fund. Each Fund will be the accounting survivor of its Reorganization, meaning that the corresponding New Fund will assume the performance and financial history of the Fund at the completion of the Reorganization. In addition, each New Fund will be subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the corresponding Fund. No sales charge or fee will apply to Fund shareholders in connection with their receipt of shares of a New Fund in a Reorganization.

Each Reorganization is commonly referred to as a “shell” reorganization, because: (i) the applicable New Fund, which mirrors the corresponding Fund, has been created for the purpose of receiving the assets of the Fund and (ii) the applicable New Fund will have carried on no business activities prior to the Reorganization.

Each Reorganization is intended to be tax-free, meaning that the applicable Fund’s shareholders will become shareholders of the corresponding New Fund without realizing any gain or loss for federal income tax purposes.

How Will the Reorganization Affect My Investment?

Upon the consummation of a Reorganization, shareholders of the relevant Fund will become shareholders of the corresponding New Fund. If you are a shareholder of one or more of the Funds, the cash value of your investment will not change. You will receive New Fund shares with a total dollar value equal to the Fund shares that you own at the time of the Reorganization. Shares of each New Fund have identical legal characteristics as those of the corresponding Fund with respect to voting rights, accessibility, conversion rights and transferability.

Each New Fund will offer the same purchase and redemption services as the corresponding Fund. Shares of each New Fund may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. There will not be any change to the minimum initial and subsequent investment amounts as a result of a Reorganization.

Each New Fund will have the same dividend and other distributions policy as the corresponding Fund. Shareholders who have elected to have dividends and capital gain distributions reinvested in Fund shares will continue to have dividends and capital gain distributions reinvested in New Fund shares following the Reorganization. Each New Fund will have the same fiscal year as the corresponding Fund.

Reasons for the Reorganizations

The Reorganizations are being pursued in connection with a potential reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds. This potential reconfiguration is being considered, among other reasons, in an effort to enhance the focus and specialization of each board by aligning oversight of funds with similar strategies. Each New Fund will have the same investment objective and strategy, board of trustees, portfolio management team and contractual arrangements as the corresponding Fund. To effect the reconfiguration, it is anticipated that, following the completion of the Reorganizations, the board of trustees of the New Trust will call and hold a special shareholder meeting for the purpose of voting on the election of certain individuals to serve as trustees. These individuals currently serve as board members of BlackRock-advised funds.

How Will the Reorganization Work?

Each Reorganization will involve three steps:

•	the transfer of all of the assets and liabilities of the applicable Fund to the corresponding New Fund in exchange for shares of the New Fund having equal value to the net assets transferred;

•	the pro rata distribution of shares of the New Fund to shareholders of record of the corresponding Fund as of the closing date of the Reorganization; and

•	the complete liquidation and dissolution of the Fund.

Are There Any Significant Differences in the Management Fee or Total Annual Fund Operating Expenses of the Funds and the New Funds?

No. The contractual management fees charged by BlackRock Advisors, LLC (“BlackRock”), the investment adviser to the Funds and the New Funds, are identical. Additionally, the contractual fee rates to be charged by the other service providers to the New Funds are commensurate with the fee rates currently charged to the Funds. At the time of each Reorganization, the New Fund’s contractual caps on total operating expenses and any other contractual waivers in place will be identical to those of the corresponding Fund, if any.

Fees and Expenses of the Reorganization

Each Fund is expected to bear all or a portion of the expenses related to the applicable Reorganization. Such expenses borne by a Fund are not anticipated to have a material impact on the overall expenses of the Fund. BlackRock has agreed to bear the portion of expenses associated with the Reorganization that are not borne by the applicable Fund.

Board Consideration of the Reorganizations

The Board considered each Reorganization at a meeting held on May 8, 2018, and approved a form of the Plan. Based on the information requested by the Board and provided to it by BlackRock, the Board, including a majority of the Directors/Trustees who are not “interested persons” of the Trust, unanimously concluded that participation by each Fund in the applicable Reorganization is in the best interests of the Fund and its shareholders and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of each Reorganization that are applicable to you as a shareholder of a Fund. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this Supplement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you.

Each Reorganization is expected to qualify as a “reorganization” under Section 368(a)(1)(F) of the Code, and the applicable New Fund and the corresponding Fund should each be a “party to a reorganization” under Section 368(b) of the Code. Provided that the Reorganization so qualifies and the New Fund and Fund are so treated, for U.S. federal income tax purposes, generally and subject to the qualifications set forth below:

•	Neither the New Fund nor the Fund will recognize any gain or loss as a result of the Reorganization.

•	Shareholders of the Fund will not recognize any gain or loss as a result of the receipt of shares of the New Fund in exchange for such shareholder’s shares of the Fund pursuant to the Reorganization.

•	A shareholder’s aggregate tax basis in shares of the New Fund received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in shares of the corresponding Fund held immediately before the Reorganization.

•	A shareholder’s holding period for shares of the New Fund received pursuant to the Reorganization will include the period during which the shareholder held shares of the Fund, provided that such shareholder held the respective shares of the Fund as a capital asset.

•	For purposes of Section 381 of the Code, the New Fund will be treated as the same entity as the Fund and the tax attributes of the Fund enumerated in Section 381(c) of the Code will be taken into account by the New Fund as if there had been no reorganization.

You should consult your tax advisors with respect to the effect of the Reorganization on (i) the Fund or the New Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Fund or the New Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Since its formation, each Fund believes it has qualified as a separate “regulated investment company” (or “RIC”) under the Code. The New Funds are new entities that will elect RIC status under the Code following the Reorganizations. Each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to a Reorganization, a Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization. Shareholders of the Funds must include any such distributions in their taxable income.

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Shareholders should retain this Supplement for future reference.

PR-BRFII-12-518SUP

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